Exhibit 32.1
CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of South Dakota Soybean Processors, LLC (the “Company”) on Form 10-K for the year ending December 31, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas Kersting, the Chief Executive Officer (Principal Executive Officer) of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of December 31, 2017 (the last date of the period covered by the Report).

Dated:	March 21, 2018	By	/s/ Thomas Kersting
Thomas Kersting, Chief Executive Officer
(Principal Executive Officer)